                                                                   EXHIBIT 10.20

                        COPPER MOUNTAIN NETWORKS, INC.

                               VOTING AGREEMENT

     THIS VOTING AGREEMENT (the "Agreement") is made and entered into this 9th day of October, 1998, by and among COPPER MOUNTAIN NETWORKS, INC., a California corporation (the Company"), and the persons and entities listed on Exhibit A hereto (the "Investors").

                                  WITNESSETH:

     WHEREAS, the Company proposes to sell shares of its Series D Preferred Stock (the "Series D Preferred Stock") to the Investors pursuant to the Series D Preferred Stock Purchase Agreement (the "Purchase Agreement") of even date herewith (the "Financing");

     WHEREAS, the Company and the holders of the Company's Series A Preferred Stock (the "Series A Holders"), Series B Preferred Stock (the "Series B Holders"), and Series C Preferred Stock (the "Series C Holders") wish to ensure that Greylock Equity Partnership ("Greylock"), Sutter Hill Ventures, a California Limited Partnership (together with its affiliated funds, "Sutter Hill") and Matrix Partners IV, L.P. (together with its affiliated fund, "Matrix") which directly or indirectly control certain Series A Holders, Series B Holders and Series C Holders will be represented on the Company's Board of Directors by the directors they each nominate; and

     WHEREAS, the Company and the holders of the Company's Series D Preferred Stock (the "Series D Holders") wish to ensure that Technology Crossover Management II, L.L.C. (together with its affiliated funds, "TCV"), a limited liability company which directly or indirectly controls certain Series D Holders, will be represented on the Company's Board of Directors by the director TCV nominates.

     NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE 1

                                    VOTING

     1.1 COMMON SHARES; INVESTOR SHARES. The Investors each agree to hold all shares of voting capital stock of the Company now owned or hereinafter acquired by them (including but not limited to all shares of Common Stock issued upon conversion of the Company's Series A, Series B, Series C and Series D Preferred Stock) registered in their respective names or beneficially owned by them as of the date hereof (and any and all other securities of the Company legally or beneficially acquired by each of the Investors after the date hereof) (hereinafter collectively referred to as the "Investor Shares") subject to, and to vote the Investor Shares in accordance with, the provisions of this Agreement.

                                       1.

     1.2 VOTING. Following the closing of the Financing, in connection with any election of directors of the Company, whether at a shareholder meeting or by written consent, each Investor severally agrees to cause the Investor Shares then owned by each Investor or as to which such Investor has voting power to be voted to elect or cause the election of the following director nominees:

               (A) a nominee of TCV, from among the following persons affiliated with TCV: Richard H. Kimball or Jay C. Hoag or some other person reasonably acceptable to a majority of the Company's Board of Directors in office immediately prior to such election (which nominee shall initially be Rick Kimball);

               (B) a nominee of Sutter Hill Ventures ("Sutter Hill"), reasonably acceptable to a majority of the Companys Board of Directors in office immediately prior to such election, which nominee shall initially be Tench Coxe;

               (C) a nominee of Greylock Equity Limited Partnership ("Greylock"), reasonably acceptable to a majority of the Companys Board of Directors in office immediately prior to such election, which nominee shall initially be Roger Evans;

               (D) a nominee of Matrix Partners IV, L.P. ("Matrix"), reasonably acceptable to a majority of the Companys Board of Directors in office immediately prior to such election, which nominee shall initially be John Boyle;

               (E) Joseph D. Markee, provided Mr. Markee is an employee of the Company on the date of such election;

               (F) the Company's Chief Executive Officer on the date of such election; and

               (G) with respect to any remaining Board positions necessary to constitute the full authorized number of directors, each Investor shall cause his or her Investor Shares to be voted to elect or cause the election of the nominees approved by a majority of the Board of Directors in office immediately prior to such election.

     1.3 VACANCIES. In the event that any nominee designated in accordance with Sections 1.2(a), 1.2(b), 1.2(c) or 1.2(d) above to serve as a member of the Company's Board of Directors resigns or is removed during his or her term of office, the resulting vacancy on the Board of Directors shall be filled by a nominee designated as provided for under the applicable subsection of Section
1.2 and each of the Investors hereto shall vote their respective Investor Shares in accordance with Section 1.2 above. The Company shall collect the written consent of shareholders holding a sufficient number of shares to fill such vacancy as provided for herein, or shall promptly call a special meeting of the shareholders in order to fill such vacancy as provided for herein. The removal from the Board of Directors of any director designated in accordance with the foregoing procedures shall only be at the written consent of the party with the right to

                                       2.

designate such director pursuant to the applicable subsection of Section 1.2 and if such party votes to remove such director, then the parties hereunder shall likewise so vote.

     1.4 The voting agreement provided in Sections 1.2 and 1.3 above is coupled with an interest and may not be revoked, waived or amended without the consent of the Company and the Investors holding at least a majority of the outstanding Investor Shares, including in such majority (i) the shares held by TCV, if TCV's right to nominate a director is affected thereby; (ii) the shares held by Sutter Hill if Sutter Hill's right to nominate a director is affected; (iii) the shares held by Greylock if Greylock's right to nominate a director is affected; and
(iv) the shares held by Matrix if Matrix's right to nominate a director is affected.

     1.5  LEGEND.

          1.5.1 Concurrently with the execution of this Agreement, there shall be imprinted or otherwise placed on certificates representing the Investor Shares the following restrictive legend (the "Legend"):

          "THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS OF A VOTING AGREEMENT WHICH PLACES CERTAIN RESTRICTIONS ON THE VOTING OF THE SHARES REPRESENTED HEREBY. ANY PERSON ACCEPTING ANY INTEREST IN SUCH SHARES SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SUCH AGREEMENT. A COPY OF SUCH VOTING AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO THE COMPANY AT ITS PRINCIPAL PLACE OF BUSINESS."

          1.5.2 The Company agrees that, during the term of this Agreement, it will not remove, and will not permit to be removed (upon registration of transfer, reissuance of otherwise), the Legend from any such certificate and will place or cause to be placed the Legend on any new certificate issued to represent Investor Shares theretofore represented by a certificate carrying the Legend.

     1.6 SUCCESSORS. The provisions of this Agreement shall be binding upon the successors in interest to any of the Investor Shares. The Company shall not permit the transfer of any of the Investor Shares on its books or issue a new certificate representing any of the Investor Shares unless and until the person to whom such security is to be transferred shall have executed a written Agreement, substantially in the form of this Agreement, pursuant to which such person becomes a party to this Agreement and agrees to be bound by all the provisions hereof as if such person were an Investor.

     1.7 OTHER RIGHTS. Except as provided by this Agreement, each Investor shall exercise the full rights of a shareholder with respect to the Investor Shares.

                                       3.

                                   ARTICLE 2

                                  TERMINATION

     2.1 This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which it shall terminate in its entirety:

          2.1.1 The closing of a firmly underwritten public offering of the Company's Common Stock pursuant to a registration statement filed with, and declared effective under the Securities Act of 1933, as amended covering the offer and sale of the Company's Common Stock; or

          2.1.2 Subject to the requirements of Section 1.4 above, the date as of which the parties hereto terminate this Agreement by written consent of a majority in interest of the Investors.

                                   ARTICLE 3

                                 MISCELLANEOUS

     3.1 FURTHER ACTION. If and whenever the Investor Shares are sold, such selling Investor or the personal representative thereof, shall do all things and execute and deliver all documents and make all transfers, and cause any transferee of the Investor Shares to do all things and execute and deliver all documents, as may be necessary to consummate such sale consistent with the terms and conditions of this Agreement.

     3.2 SPECIFIC PERFORMANCE. The parties hereto hereby declare that it is impossible to measure in money the damages which will accrue to a party hereto or to their heirs, personal representatives, or assigns by reason of a failure to perform any of the obligations under this Agreement and agree that the terms of this Agreement shall be specifically enforceable. If any party hereto or his heirs, personal representatives, or assigns institutes any action or proceeding to specifically enforce the provisions hereof, any person against whom such action or proceeding is brought hereby waives the claim or defense therein that such party or such personal representative has an adequate remedy at law, and such person shall not offer in any such action or proceeding the claim or defense that such remedy at law exists.

     3.3 GOVERNING LAW. This Agreement, and the rights of the parties hereto, shall be governed by and construed in accordance with the laws of the State of California as such laws apply to agreements among California residents made and to be performed entirely within the State of California.

     3.4 SEVERABILITY. If any provision of this Agreement is held to be invalid or unenforceable, the validity and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

                                       4.

     3.5 SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective heirs, successors, assigns, administrators, executors and other legal representatives.

     3.6 ADDITIONAL SHARES. In the event that subsequent to the date of this Agreement any shares or other securities (other than any shares or securities of another corporation issued to the Company's shareholders pursuant to a plan of merger) are issued on, or in exchange for, any of the Investor Shares by reason of any stock dividend, stock split, consolidation of shares, reclassification or consolidation involving the Company, such shares or securities shall be deemed to be Investor Shares for purposes of this Agreement.

     3.7 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which will be deemed an original but all of which together shall constitute one and the same agreement.

     3.8 WAIVER. No waivers of any breach of this Agreement extended by any party hereto to any other party shall be construed as a waiver of any rights or remedies of any other party hereto or with respect to any subsequent breach.

     3.9 ATTORNEY'S FEES. In the event that any suit or action is instituted to enforce any provision in this Agreement, the prevailing party shall be entitled to all costs and expenses of maintaining such suit or action, including reasonable attorneys' fees.

     3.10 ENTIRE AGREEMENT. This Agreement and Exhibit A hereto, along with the Purchase Agreement and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                     [THIS SPACE INTENTIONALLY LEFT BLANK]

                                       5.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

COMPANY:

COPPER MOUNTAIN NETWORKS, INC.


By:/s/ RICHARD GILBERT
   -------------------------------------------------
   Richard Gilbert
   President and Chief Executive Officer


INVESTORS:

TCV II, V.O.F.
a Netherlands Antilles General Partnership
By:  Technology Crossover Management II, L.L.C.,
Its: Investment General Partner

By:/s/ ROBERT C. BENSKY
   -------------------------------------------------
   Robert C. Bensky
   Chief Financial Officer

TECHNOLOGY CROSSOVER VENTURES II, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:/s/ ROBERT C. BENSKY
   -------------------------------------------------
   Robert C. Bensky
   Chief Financial Officer

TCV II (Q), L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:/s/ ROBERT C. BENSKY
   -------------------------------------------------
   Robert C. Bensky
   Chief Financial Officer

                                       6.

TCV II STRATEGIC PARTNERS, L.P.
a Delaware Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its: General Partner

By:/s/ ROBERT C. BENSKY
   -------------------------------------------
   Robert C. Bensky
   Chief Financial Officer

TECHNOLOGY CROSSOVER VENTURES II, C.V.
a Netherlands Antilles Limited Partnership
By:  Technology Crossover Management II, L.L.C.
Its: Investment General Partner

By:/s/ ROBERT C. BENSKY
   -------------------------------------------
   Robert C. Bensky
   Chief Financial Officer


JULIET CHALLENGER, INC.

By:/s/ ANDREW H. McQUARRIE
   -------------------------------------------
   Andrew H. McQuarrie
   Vice President


HENRY L. HILLMAN, ELSIE HILLIARD HILLMAN AND
C.G. GREFENSTETTE, TRUSTEES OF THE HENRY L.
HILLMAN TRUST U/A DATED NOV. 18, 1985

By:/s/ C.G. GREFENSTETTE
   -------------------------------------------
   C.G. Grefenstette, Trustee

                                       7.

C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES, U/A/T DATED 12/30/76 FOR CHILDREN
OF JULIET LEA HILLMAN SIMONDS

By:/s/ C.G. GREFENSTETTE
   -------------------------------------
   C.G. Grefenstette, Trustee

By:/s/ THOMAS G. BIGLEY
   -------------------------------------
   Thomas G. Bigley, Trustee


C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN
OF HENRY LEA HILLMAN, JR.

By:/s/ C.G. GREFENSTETTE
   -------------------------------------
   C.G. Grefenstette, Trustee

By:/s/ THOMAS G. BIGLEY
   -------------------------------------
   Thomas G. Bigley, Trustee

C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN
OF WILLIAM TALBOTT HILLMAN

By:/s/ C.G. GREFENSTETTE
   -------------------------------------
   C.G. Grefenstette, Trustee

By:/s/ THOMAS G. BIGLEY
   -------------------------------------
   Thomas G. Bigley, Trustee

                                       8.

C.G. GREFENSTETTE AND THOMAS G. BIGLEY,
TRUSTEES U/A/T DATED 12/30/76 FOR CHILDREN
OF AUDREY HILLMAN FISHER

By:/s/ C.G. GREFENSTETTE
   _____________________________________
   C.G. Grefenstette, Trustee

By:/s/ THOMAS G. BIGLEY
   _____________________________________
   Thomas G. Bigley, Trustee


THE HILLMAN FOUNDATION

By:/s/ RONALD W. WERTZ
   _____________________________________
   Ronald W. Wertz
   President


HENRY L. HILLMAN FOUNDATION

By:/s/ RONALD W. WERTZ
   _____________________________________
   Ronald W. Wertz
   President


CHARTER GROWTH CAPITAL, L.P.

By:/s/ KEVIN J. McQUILLAN
   _____________________________________
   Kevin J. McQuillan


CGC INVESTORS, L.P.

By:/s/ KEVIN J. McQUILLAN
   _____________________________________
   Kevin J. McQuillan


CHARTER GROWTH CAPITAL CO.-INVESTMENT FUND, L.P.

By:/s/ KEVIN J. McQUILLAN
   _____________________________________
   Kevin J. McQuillan

                                       9.

RHO MANAGEMENT TRUST I
By:  RHO Management Company, Inc.
     As Investment Advisor

By:/s/ JOSHUA RUCH
   ---------------------------------
Name: Joshua Ruch
     -------------------------------
Title: President
      ------------------------------


MORGAN STANLEY VENTURE PARTNERS III, L.P.


By:/s/ ROBERT LOARIE
   ---------------------------------
   Robert Loarie

MORGAN STANLEY VENTURE INVESTORS III, L.P.


By:/s/ ROBERT LOARIE
   ---------------------------------
   Robert Loarie

THE MORGAN STANLEY VENTURE PARTNERS
ENTREPRENEUR FUND, L.P.


By:/s/ ROBERT LOARIE
   ---------------------------------
   Robert Loarie

UMBTRU

By:/s/ JOHN DeMARCO
   ---------------------------------
   John DeMarco


BAYVIEW INVESTORS V, L.P.

By:/s/ TERRY OTTON
   ---------------------------------
   Terry Otton
   CFO Robertson Stephens

                                      10.

LINCOLN INVESTORS, L.P.
By:  CMH Capital Management Corp.
     Its General Partner

By:/s/ COREY M. HOROWITZ
   ---------------------------------
   Corey M. Horowitz
   President


ANDREESSEN 1996 LIVING TRUST

By:/s/ MICHAEL MOHR
   ---------------------------------
   Michael Mohr, Trustee


ULTIMA PARTNERS LIMITED

By:/s/ GLORIA J. HIGGINS
   ---------------------------------
   Gloria J. Higgins

RANDALL M. BAUM & BETSY S. BAUM, TRUSTEES
FBO THE BAUM FAMILY REV TRUST
UTA DATED 2-21-97

By:/s/ RANDALL M. BAUM
   ---------------------------------
   Randall M. Baum, Trustee


CANAAN EQUITY, L.P.
By:  Canaan Equity Partners, LLC
     Its General Partner

By:/s/ ERIC A. YOUNG
   ---------------------------------
   Eric A. Young
   Member/Manager

                                      11.

INTERWEST PARTNERS VI, LP
By:   InterWest Management Partners VI, LLC
      Its General Partner

By /s/ PHILIP T. GIANOS
  ----------------------------------------
  Philip T. Gianos
  General Partner


INTERWEST INVESTORS VI, LP
By:   InterWest Management Partners VI, LLC
      Its General Partner

By /s/ PHILIP T. GIANOS
  ----------------------------------------
  Philip T. Gianos
  General Partner


GREYLOCK EQUITY LIMITED PARTNERSHIP
By:  Greylock Equity GP Limited
     Its General Partner

By /s/ ROGER EVANS
  ----------------------------------------
  Roger Evans
  A General Partner


SUTTER HILL VENTURES
a California Limited Partnership

By /s/ TENCH COXE
  ----------------------------------------
  Tench Coxe
  General Partner of the General Partner

                                      12.

TOW PARTNERS
A California Limited Partnership

By /s/ PAUL M. WYTH
  ----------------------------------------
  Paul M. Wyth
  General Partner


/s/ G. LEONARD BAKER, JR.
__________________________________________
G. Leonard Baker, Jr.


/s/ DAVID L. ANDERSON
__________________________________________
David L. Anderson


/s/ WILLIAM H. YOUNGER, JR.
__________________________________________
Wells Fargo Bank, Trustee
SHV M/P/T FBO William H. Younger, Jr.


/s/ TENCH COXE
__________________________________________
Wells Fargo Bank, Trustee
SHV M/P/T FBO Tench Coxe


/s/ RONALD L. PERKINS
__________________________________________
Ronald L. Perkins


/s/ SHERRYL W. HOSSACK
__________________________________________
Wells Fargo Bank, Trustee
SHV M/P/T FBO Sherryl W. Hossack, Acct. No. 506192


MATRIX PARTNERS IV, L.P.
By:  Matrix IV Management Co., L.P.,
     Its General Partner

By /s/ JOHN C. BOYLE
  ----------------------------------------
  John C. Boyle
  General Partner

                                      13.

MATRIX IV ENTREPRENEURS FUND, L.P.
By:  Matrix IV Management Co., L.P.,
     Its General Partner

By /s/ JOHN C. BOYLE
  ----------------------------------------
  John C. Boyle
  General Partner


COMDISCO, INC.

By /s/ JIM LABE
  ----------------------------------------
  Jim Labe
  President of Comdisco Ventures Division


INTEL CORPORATION


By /s/ ARVIND SODHANI
  ----------------------------------------

Name: Arvind Sodhani
     -------------------------------------

Title: Vice President & Treasurer
      ------------------------------------


GC&H INVESTMENTS

By /s/ JOHN L. CARDOZA
  ----------------------------------------
  John L. Cardoza
  Executive Partner


KOREA TECHNOLOGY BANKING CORPORATION

By /s/ JUNG-KYOO YANG
  ----------------------------------------
  Jung-Kyoo Yang
  Chief Officer/International Business


/s/ MOLLY MILLER
----------------------------------------
Molly Miller

                                      14.

/s/ WILLIAM KEVIN GALLAGHER
------------------------------------------
William Kevin Gallagher


/s/ RICHARD GILBERT
------------------------------------------
Richard Gilbert


GALLAGHER PUBLIC RELATIONS


By:
   ---------------------------------------

Name:
     ---------------------------------------


/s/ GREGORY SANDS
------------------------------------------
Gregory Sands


/s/ JOSEPH D. MARKEE
------------------------------------------
Joseph D. Markee


/s/ MARK HANDZEL
------------------------------------------
Mark Handzel

                                      15.

                                   EXHIBIT A

                             SCHEDULE OF INVESTORS

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED              PURCHASE PRICE
----------------                                      ------------------              --------------
TCV II, V.O.F.                                               12,031                    $   93,240.25
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

Technology Crossover Ventures II, L.P.                      370,354                     2,870,243.50
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

TCV II (Q), L.P.                                            284,733                     2,206,680.75
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

TCV II Strategic Partners, L.P.                              50,530                       391,607.50
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

                                                     NUMBER OF SHARES OF                AGGREGATE
NAME AND ADDRESS                                      SERIES D PREFERRED              PURCHASE PRICE
----------------                                      ------------------              --------------
Technology Crossover Ventures II, C.V.                       56,546                    $  438,231.50
56 Main Street, Suite 210
Millburn, New Jersey 07041
(973) 467-5320

575 High Street, Ste. 400
Palo Alto, CA 94301
(650) 614-8200

Juliet Challenger, Inc.                                     326,613                     2,531,250.75
Attn:  Andrew H. McQuarri
824 Market Street, Suite 900
Wilmington, DE  19801

Henry L. Hillman, Elsie Hilliard Hillman and                 73,889                       572,639.75
C.G. Grefenstette, Trustees of the Henry L.
Hillman Trust U/A dated
Nov. 18, 1985
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

C.G. Grefenstette and Thomas G. Bigley,                      24,677                       191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of Juliet Lea Hillman Simonds
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

C.G. Grefenstette and Thomas G. Bigley,                      24,677                       191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of Henry Lea Hillman, Jr.
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

                                                      NUMBER OF SHARES OF               AGGREGATE
NAME AND ADDRESS                                       SERIES D PREFERRED             PURCHASE PRICE
----------------                                       ------------------             --------------
C.G. Grefenstette and Thomas G. Bigley,                       24,677                   $  191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of William Talbott Hillman
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

C.G. Grefenstette and Thomas G. Bigley,                       24,677                      191,246.75
Trustees, U/A/T dated 12/30/76 for Children
of Audrey Hillman Fisher
Attn:  Maurice White
1800 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

The Hillman Foundation                                        48,774                      377,998.50
Attn:  Maurice White
2000 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

Henry L. Hillman Foundation                                   32,661                      253,122.75
Attn:  Maurice White
2000 Grant Building
Pittsburgh, PA 15219
(412) 338-3696

Charter Growth Capital, L.P.                                 391,883                    3,037,093.25
Attn:  Kevin J. McQuillan
525 University Avenue, Suite 1500
Palo Alto, CA 94301
(650) 325-6953

CGC Investors, L.P.                                           28,126                      217,976.50
Attn:  Kevin J. McQuillan
525 University Avenue, Suite 1500
Palo Alto, CA 94301
(650) 325-6953

                                                      Number of Shares of               Aggregate
Name and Address                                       Series D Preferred             Purchase Price
----------------                                       ------------------             --------------
Charter Growth Capital Co-Investment Fund,                    70,314                   $  544,933.50
 L.P.
Attn:  Kevin J. McQuillan
525 University Avenue, Suite 1500
Palo Alto, CA 94301
(650) 325-6953

Rho Management Trust I                                       258,065                    2,000,003.75
Attn:  Danielle Bodor
767 Fifth Avenue
New York, NY 10153
(212) 848-0427

Morgan Stanley Venture Partners III, L.P.                    198,116                    1,535,399.00
Attn:  Robert Loarie
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
(650) 234-5500

Morgan Stanley Venture Investors III, L.P.                    19,022                      147,420.50
Attn:  Robert Loarie
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
(650) 234-5500

Morgan Stanley Venture Entrepreneur                            8,668                       67,177.00
Fund, L.P.
Attn:  Robert Loarie
3000 Sand Hill Road
Building 4, Suite 250
Menlo Park, CA 94025
(650) 234-5500

UMBTRU                                                       129,032                      999,998.00
Attn:  John DeMarco
UMB Bank
1 Battery Park Plaza, 8th Floor
New York, NY 10004
(212) 968-1990

                                                      NUMBER OF SHARES OF               AGGREGATE
NAME AND ADDRESS                                       SERIES D PREFERRED             PURCHASE PRICE
----------------                                       ------------------             --------------
Bayview Investors V, L.P.                                     38,710                   $  300,002.50
c/o BancBoston Robertson Stephens
Attn:  Terry Otton
555 California Street, Suite 2600
San Francisco, CA 94104
(415) 676-2936

Lincoln Investors, L.P.                                       25,806                      199,996.50
Attn:  Corey M. Horowitz
885 Third Avenue, Suite 2900
New York, NY 10022
(212) 829-5770

Andreessen 1996 Living Trust                                  25,806                      199,996.50
c/o Michael G. Mohr
16615 Lark Avenue, Suite 101
Los Gatos, CA 95032
(408) 358-3316

Ultima Partners Limited                                       25,806                      199,996.50
Attn:  Gloria J. Higgins
Synetics S.F.S. Inc.
1775 Sherman Street, Suite 1350
Denver, CO 80203
(303) 832-0815

Randall M. Baum and Betsy S. Baum, Trustees                    6,452                       50,003.00
 FBO The Baum Family Rev Trust
2180 Carmelita Avenue
Hillsborough, CA 94010

Canaan Equity, L.P.                                           58,527                      453,584.25
2884 Sand Hill Road, Ste. 115
Menlo Park, CA 94205

InterWest Partners VI, L.P.                                   56,771                      439,975.25
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California  94025

InterWest Investors VI, LP                                     1,756                       13,609.00
3000 Sand Hill Road
Building 3, Suite 255
Menlo Park, California  94025

                                                      NUMBER OF SHARES OF               AGGREGATE
NAME AND ADDRESS                                       SERIES D PREFERRED             PURCHASE PRICE
----------------                                       ------------------             --------------
Greylock Equity Limited Partnership                          147,805                   $1,145,488.75
One Federal Street, 26th Floor
Boston, MA  02110

755 Page Mill Road
Suite A-100
Palo Alto, CA  94304-1018
Attn:  Rover Evans
(650) 493-5525

Sutter Hill Ventures                                         110,855                      859,126.25
a California Limited Partnership
755 Page Mill Road, Suite A-200
Palo Alto, CA  94304
(650) 493-5600

Tow Partners                                                   4,918                       38,114.50
a California Limited Partnership
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

David L. Anderson                                              8,512                       65,968.00
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

G. Leonard Baker, Jr.                                          8,512                       65,968.00
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

Gregory Sands                                                    645                        4,998.75
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

                                                       NUMBER OF SHARES OF              AGGREGATE
NAME AND ADDRESS                                        SERIES D PREFERRED            PURCHASE PRICE
----------------                                        ------------------            --------------
Ronald L. Perkins                                                882                   $    6,835.50
755 Page Mill Road
Suite A-200
Palo Alto, CA  94304
(650) 493-5600

Wells Fargo Bank, Trustee                                      4,918                       38,114.50
SHV M/P/T FBO Tench Coxe
Attn:  Vicki Bandel
MAC 0101 021
420 Montgomery Street, 2nd Floor
San Francisco, CA 94104

Wells Fargo Bank, Trustee                                        294                        2,278.50
SHV M/P/T FBO Sherryl W. Hossack
Attention: Vicki Bandel
MAC 0101 021
420 Montgomery, 2nd Floor
San Francisco, CA 94104
(415) 396-3739

Wells Fargo Bank, Trustee                                      8,269                       64,084.75
SHV M/P/T FBO William H. Younger, Jr.
Attention: Vicki Bandel
MAC 0101 021
420 Montgomery, 2nd Floor
San Francisco, CA 94104
(415) 396-3739

Matrix Partners IV, L.P.                                      71,704                      555,706.00
2500 Sand Hill Road, Suite 113
Menlo Park, CA  94025
(650) 854-3131

Matrix IV Entrepreneurs Fund, L.P.                             3,774                       29,248.50
2500 Sand Hill Road, Suite 113
Menlo Park, CA  94025
(650) 854-3131

Comdisco Ventures                                              7,860                       60,915.00
6111 North River Road
Attn: Jill Hanses
Rosemont, IL 60018
(847) 518-5466

                                                      NUMBER OF SHARES OF               AGGREGATE
NAME AND ADDRESS                                       SERIES D PREFERRED             PURCHASE PRICE
----------------                                       ------------------             --------------
Intel Corporation                                            135,989                   $1,053,914.75
Treasury Department, SC4-210
Attn:  Laila Partridge
2200 Mission College Blvd.
Santa Clara, CA  95052

GC&H Investments                                               2,990                       23,172.50
c/o Cooley Godward llp
One Maritime Plaza, 20th Floor
San Francisco, CA  94111

Korea Technology Banking Corporation                           8,361                       64,797.75
Attn:  Mr. Jung Kyoo Yang
Chief Officer, International Business
KTB Building, 20th Floor
45-21 Yoido-dong, Youngdeungpo-ku
Seoul 150-010 Korea
(82-2) 3787-7691

Richard Gilbert                                                1,422                       11,020.50
Copper Mountain Networks
2470 Embarcadero Way
Palo Alto, CA 94303
(650) 858-8500

Gallagher Public Relations                                       159                        1,232.25
1301 Marina Village Parkway, Ste. 215
Alameda, CA 94501
(510) 749-6800

William Kevin Gallagher                                          119                          922.25
1301 Marina Village Parkway, Ste. 215
Alameda, CA 94501
(510) 749-6800

Molly M. Miller                                                  119                          922.25
Worlds at Work
2628 Laguna Street
San Francisco, CA 94123
(415) 567-6375

                                                          NUMBER OF SHARES OF           AGGREGATE
NAME AND ADDRESS                                           SERIES D PREFERRED         PURCHASE PRICE
----------------                                           ------------------         --------------
Joseph D. Markee (1)                                               0
Copper Mountain Networks
3931 Sorrento Valley Boulevard
San Diego, CA 92121
(619) 453-8799

Mark Handzel (2)                                                   0
Copper Mountain Networks, Inc.
3931 Sorrento Valley Boulevard
San Diego, CA 92121
(619) 453-8799

(1) Holds 518,868 shares of Common Stock; 50,000 shares of Series A Preferred and 50,000 shares of Series B Preferred.

(2)  Holds 518,868 shares of Common Stock.